Organization and Business	12 Months Ended
Jul. 31, 2020
Accounting Policies [Abstract]
Organization and Business

1. Organization and Business

All references to “PURE,” “we”, “our,” and “us” refer to PURE Bioscience, Inc. and our wholly owned subsidiary.

PURE Bioscience, Inc. is focused on developing and commercializing our proprietary antimicrobial products that provide solutions to the health and environmental challenges of pathogen and hygienic control. Our technology platform is based on patented stabilized ionic silver, and our initial products contain silver dihydrogen citrate, or SDC. SDC is a broad-spectrum, non-toxic antimicrobial agent that is manufactured as a liquid delivered in various concentrations. We currently distribute and contract the manufacture and distribution of our SDC-based disinfecting and sanitizing products. We also contract manufacture and sell SDC-based formulations to manufacturers for use as a raw material ingredient in the production of personal care products. We believe our technology platform has potential application in a number of industries. We intend to focus our current resources on providing food safety solutions to the food industry.

We were incorporated in the state of California in August 1992 as Innovative Medical Services. In September 2003, we changed our name to PURE Bioscience. In March 2011, we reincorporated in the state of Delaware. We operate in one business segment.

Liquidity

We have a history of recurring losses, and as of July 31, 2020 we have incurred a cumulative net loss of $123,474,000. During the fiscal year ended July 31, 2019, we had a net loss of $6,554,000 and net product sales of $1,909,000. In addition, our cash on hand at July 31, 2019 was $398,000 and we used $2,990,000 in cash to fund operations. During the fiscal year ended July 31, 2020, our financial performance significantly improved, and we recorded net income of $4,000, recorded net product sales of $6,917,000 and generated $669,000 of cash flows from operations. In addition, during the year ended July 31, 2020, we raised $2,830,000 through the sale of our common stock, resulting in a cash balance of $3,839,000 and stockholders’ equity of $4,811,000 at July 31, 2020. Based on current projections, we believe our available cash on-hand, our current efforts to market and sell our products, and our ability to significantly reduce expenses, will provide sufficient cash resources to satisfy our operational needs, for at least one year from the date these financial statements are issued.

Our future capital requirements depend on numerous forward-looking factors. These factors may include, but are not limited to, the following: the acceptance of, and demand for, our products; our success and the success of our partners in selling our products; our success and the success of our partners in obtaining regulatory approvals to sell our products; the costs of further developing our existing products and technologies; the extent to which we invest in new product and technology development; and the costs associated with the continued operation, and any future growth, of our business. The outcome of these and other forward-looking factors will substantially affect our liquidity and capital resources.

Until we can continually generate positive cash flow from operations, we will need to continue to fund our operations with the proceeds of offerings of our equity and debt securities. However, we cannot assure you that additional financing will be available when needed or that, if available, financing will be obtained on terms favorable to us or to our stockholders. If we raise additional funds from the issuance of equity securities, substantial dilution to our existing stockholders would likely result. If we raise additional funds by incurring debt financing, the terms of the debt may involve significant cash payment obligations as well as covenants and specific financial ratios that may restrict our ability to operate our business.